Exhibit 32

CERTIFICATION  PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Bio-Path Holdings, Inc. (the “Company”) for the quarter ended September 30,, 2010 as filed with the Securities and Exchange Commission (the “Report”), I Peter H. Nielsen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2010	/s/ Peter H. Nielsen
Peter H. Nielsen
Chief Executive Officer
Chief Financial Officer